SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of report:
                                November 12, 2002


                        Date of earliest event reported:
                                November 10, 2002


                              DIANON Systems, Inc.
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                    000-19392              06-1128081
--------------------------------------------------------------------------------
   (State or other jurisdiction       (Commission File       (I.R.S. Employer
        of incorporation)                 Number)          Identification No.)



      200 Watson Boulevard, Stratford, Connecticut                06615
--------------------------------------------------------------------------------
        (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
                                 (203) 381-4000




         (Former name or former address, if changed since last report.)

Item 5.           Other Events.


On November 10, 2002, DIANON Systems, Inc. ("Dianon") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with Laboratory Corporation of America Holdings ("LabCorp") and DaVinci Development, Inc., a direct wholly-owned subsidiary of LabCorp (the "Merger Sub"). Pursuant to the Merger Agreement, Merger Sub will be merged with and into Dianon with Dianon emerging as the surviving corporation and a wholly-owned subsidiary of LabCorp (the "Merger"). LabCorp will acquire all of the outstanding shares of Dianon for $47.50 per share in cash. The Merger is subject to, among other things, regulatory approval and approvals by Dianon's shareholders.

The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and such Exhibit is incorporated herein by reference.

On November 11, 2002, LabCorp and Dianon issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the Merger.

This Current Report on Form 8-K contains or incorporates by reference forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Dianon with the Securities and Exchange Commission, which identify important risk factors that could cause actual results to differ from those contained in any forward-looking statements.

Item 7(c).  Exhibits.

2.1 Agreement and Plan of Merger, dated November 10, 2002, among Laboratory Corporation of America Holdings, DaVinci Development, Inc. and Dianon Systems, Inc.

99.1  Joint Press release of LabCorp and Dianon, dated November 11, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DIANON Systems, Inc.

Date:  November 12, 2002

                                       /s/ David R. Schreiber
                                       --------------------------------------
                                      Name:  David R. Schreiber
                                      Title: Senior Vice President, Finance
                                             and Chief Financial Officer
                                             (Principal Financial Officer
                                             and Principal Accounting Officer)

                                  EXHIBIT INDEX

Exhibit 2.1 Agreement and Plan of Merger, dated November 10, 2002, among Laboratory Corporation of America Holdings, DaVinci Development, Inc. and Dianon Systems, Inc.


Exhibit 99.1   Joint Press release of LabCorp and Dianon, dated November 11,
               2002.